                                                                   EXHIBIT 10.23

                                INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "Agreement") is made as of __________, 2000 (the "Effective Date"), by and among Entravision Communications Corporation, a Delaware corporation (the "Corporation"), the former holders of Common Stock of Z-Spanish Media Corporation, a Delaware corporation ("ZSPN") listed on Exhibit "A" hereto (the "ZSPN Stockholders"), Univision Communications
          -----------
Inc. ("Univision"), and the other stockholders other than Univision of the Corporation listed on Exhibit "A" hereto (the "Founders").
                      -----------

     WHEREAS, the Corporation, its wholly-owned subsidiary, ZSPN Acquisition Corporation, Entravision Communications Company, L.L.C., ZSPN and the ZSPN Stockholders are parties to that certain Acquisition Agreement and Plan of Merger dated April 19, 2000 pursuant to which the Corporation has acquired ZSPN and the ZSPN Stockholders have received shares of Class A Common Stock of the Corporation.

     WHEREAS, the Founders and Univision are holders of Class A Common Stock, Class B Common Stock and Class C Common Stock of the Corporation received in connection with an incorporation transaction pursuant to the terms of that certain Exchange Agreement dated April 19, 2000, by an among the Corporation, the Company, the Founding Stockholders and other members of the Company.

     WHEREAS, the Corporation desires to grant to the Holders (as defined below) certain registration rights as set forth herein.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1.   Registration Rights.  The Corporation covenants and agrees as follows
          -------------------
(capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement):

          1.1.  Definitions.  For purposes of this Section 1:
                -----------

                1.1.1. The term "1934 Act" means the Securities Exchange Act of l934, as amended.

                1.1.2. The term "Act" means the Securities Act of 1933, as amended.

                1.1.3. The term "Closing" has the meaning ascribed to it in the Merger Agreement.

                1.1.4. The term "Common Stock" refers collectively to both the Class A Common Stock and Class B Common Stock of the Corporation.

                1.1.5. The term "Demand Holder" shall mean the Holders other than Amador S. Bustos, Bustos Asset Management, L.L.C., John S. Bustos, Salvador
H. Campos, Elias Conde, Mark S. Paretchan, Gonsalo Siles, Rafael Vasquez, John Vuko, Glenn Emanuel and Arthur Rockwell.

                1.1.6. The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

                1.1.7. The term "Founders Registrable Securities" means (i) Common Stock currently held by the Founders as specified on Exhibit "A", and
                                                            -----------
(ii) any Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrants right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's right under this Section 1 are not duly assigned as provided herein or any Registrable Securities after such securities have been sold to the public or sold pursuant to Rule 144 promulgated under the Act.

                1.1.8. The term "Holder" means the ZSPN Stockholders, Univision, the Founders and their respective permitted successors and assigns.

                1.1.9. The terms "register," registered and registration refer to a registration effected by preparing and filing, a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

                1.1.10. The term "Registrable Securities" means the Founders Registrable Securities and the ZSPN Registrable Securities.

                1.1.11. The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, Registrable Securities.

                1.1.12. The term "SEC" shall mean the Securities and Exchange Commission.

                1.1.13. The term "ZSPN Registrable Securities" means (i) the Common Stock currently held by ZSPN Stockholders as a result of the Merger as specified on Exhibit "A" and (ii) any Common Stock of the Corporation issued as
             -----------
(or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in

                                      -2-
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clause (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this
Section 1 are not duly assigned as provided herein or any Registrable Securities after such securities have been sold to the public or sold pursuant to Rule 144 promulgated under the Act.

          1.2.  Request for Registration.
                ------------------------

                1.2.1.   Registration Rights.  If the Corporation shall receive
                         -------------------
at any time after one (1) year after the effective date of the first registration statement for a public offering of securities of the Corporation (other than a registration statement relating either to the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan), a written request from the holders of a majority of the ZSPN Registrable Securities, the holders of a majority of the Founders Registrable Securities, or Univision ("Initiating Holders"), requesting that the Corporation file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $20 million, then the Corporation shall:

                              (a)    within twenty (20) days of the receipt
thereof, give written notice of such request to all Holders; and

                              (b)    use reasonable and diligent efforts to
cause such shares to be registered under the Act as soon as practicable, subject to the limitations of subsection 1.2.2.

                1.2.2.   Underwriting: Requirements.  If the Initiating Holders
                         --------------------------
intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to subsection 1.2.1 and the Corporation shall include such information in the written notice referred to in subsection 1.2.1. The underwriter will be selected by the Corporation from the lead underwriters in its initial public offering or from another investment banking firm of national repute and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder or other holder of securities of the Corporation to include securities in such registration shall be conditioned upon such Holder's or holders' participation in such underwriting and the inclusion of such Holder's or holders' securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder or holder) to the extent provided herein. All Holders and other holders of securities of the Corporation proposing to distribute their securities through such underwriting shall (together with the Corporation as provided in subsection 1.5.5) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Corporation shall so advise all Holders of Registrable Securities and other holders of registration rights which would otherwise be underwritten pursuant hereto, and the number of securities that may be included in the underwriting on behalf of each Holder or other holder shall be allocated on a pro-rata basis among the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement with the Corporation; provided, however, that the numbers of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration. For purposes of allocating securities to be included in any offering, for any selling stockholder which is a partnership or corporation, the "affiliates" (as defined in Rule 405 under the Act), partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence. To facilitate the allocation of shares in accordance with the above provisions, the Corporation may round the number of shares allocated to any Holder to the nearest 100 shares.

                1.2.3. Notwithstanding the foregoing, if the Corporation shall furnish to Demand Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Corporation shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than once in any twelve-month period.

                1.2.4. In addition, the Corporation shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                         (a)    With respect to the ZSPN Stockholders, after the
Corporation has effected one (1) such registration pursuant to Section 1.2 in which the ZSPN Stockholders were the majority of the Initiating Holders and such registration has been declared or ordered effective.

                         (b)    With respect to the Founders, after the
Corporation has effected two (2) such registrations pursuant to Section 1.2 in which the Founders were the majority of the Initiating Holders and such registrations have been declared or ordered effective.

                         (c)    With respect to Univision, after the Corporation
has effected one (1) such registration pursuant to Section 1.2 in which Univision was the Initiating Holder.

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                         (d)    During the period starting with the date sixty
(60) days prior to the Corporation's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, (x) the Corporation's initial registered offering of its securities to the general public (other than a registration statement relating to either the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan), (y) a previous registration subject to this Section
1.2 or (z) a previous registration subject to Section 1.3 hereof; provided, that, the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                         (e)    In any particular jurisdiction in which the
Corporation would be required to execute a general consent to service of process, unless the Corporation is already subject to service in such jurisdiction and except as required by the Act; or

                         (f)    If the Initiating Holders propose to dispose of
shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3.  Corporation Registration.
                ------------------------

                1.3.1.   Registration Rights.  If (but without any obligation
                         -------------------
to do so) the Corporation proposes to register (including for this purpose a registration effected by the Corporation for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than the initial public offering of its securities or a registration relating solely to the sale of securities to participants in a Corporation stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Corporation shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Corporation in accordance with Section 4.5, the Corporation shall, subject to the provisions of paragraph 1.3.2 below, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                1.3.2.   Underwriting Requirements.  In connection with any
                         -------------------------
offering involving an underwriting of shares of the Corporation's capital stock other than its initial public offering, the Corporation shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. Allocation of securities to be sold in any such offering shall be made on a pro-rata basis among the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement with the Corporation. For purposes of allocation of securities to be included in any offering now or hereafter entered into, for any selling stockholder which is a partnership or corporation, the "affiliates" (as defined in Rule 405 under the Act), partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.4.  Form S-3 Registration.  In case the Corporation shall receive
                ---------------------
from any Holder or Holders of ZSPN Registrable Securities a written request or requests that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Corporation will:

                1.4.1. promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                1.4.2. as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.4: (1) if the Registrable Securities requested by all Holders to be registered pursuant to this Section 1.4 have an anticipated aggregate offering price to the public (before deducting any underwriter discounts, concessions or commissions) of less than $1,000,000; (2) if Form S-3 is not available for such offering by the Holders; (3) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Corporation shall not utilize this right more than twice in any twelve-month period; (4) if the Corporation has, within the twelve (12) month period preceding the date of such request, already effected one (1) or more registrations on Form S-3 pursuant to this Section 1.4; or (5) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                1.4.3. Subject to the foregoing, the Corporation shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration pursuant to Sections 1.2.

          1.5.  Obligations of the Corporation.  Whenever required under this
                ------------------------------
Section 1 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                1.5.1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Corporation.

                1.5.2. Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.


                1.5.3. Furnish (at no cost) to the Holders such numbers of copies of a prospectus, including a preliminary prospectus and of each amendment and supplement thereto, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                1.5.4. Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                1.5.5. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and performs its obligations under such an agreement.

                1.5.6. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                1.5.7. Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

                1.5.8. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                1.5.9. In the event of any underwritten public offering, cooperate with the selling Holders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors at reasonable times) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Corporation.

                1.5.10. Notify each Holder of Registrable Securities covered by such registration statement: (i) when such registration statement or any post-effective amendment to the registration statement has been declared effective by the SEC, (ii) of any request by the SEC for amendments or supplements to such registration statement or prospectus or for additional information; and (iii) of the receipt by the Corporation of any notification from any public board or body with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.

                1.5.11. Notify each Holder of Registrable Securities of the issuance of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and the Corporation shall use its reasonable best efforts to prevent the issuance of any stop order, or if any order is issued, to obtain the withdrawal thereof.

                1.5.12. Take all actions necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities and the transfer thereof upon resale by the Holder of such Registrable Securities in accordance with the applicable prospectus.

                1.5.13. Otherwise use its reasonable and diligent efforts in performance of its obligations hereunder to comply with all applicable rules and regulations of the SEC and of state securities commissions and any stock exchange or automated quotation system.

          1.6.  Furnish Information.
                -------------------

                1.6.1. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                1.6.2. The Corporation shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 if, due to the operation of subsection 1.6. 1, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Corporation's obligation to initiate such registration as specified in subsection 1.2.1 or subsection 1.4.2, whichever is applicable.

          1.7.  Expenses of Demand, Corporation or S-3 Registration.  All
                ---------------------------------------------------
expenses (exclusive of underwriting discounts and commissions and stock transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to this Section 1 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation and the reasonable fees and disbursements of one counsel for all selling Holders of ZSPN Registrable Securities and one counsel for all selling Holders of Founders Registrable Securities shall be bome by the Corporation.

          1.8.  Delay of Registration.  No Holder shall have any right to obtain
                ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.9.  Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

                1.9.1. To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, the constituent partners and members, or officers, directors and employees of each Holder, and, if such Holder is a natural person, his or her heirs, personal representatives and assigns, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Act, any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Corporation will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information fumished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting such losses, claims, damages, or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                1.9.2. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, severally but not jointly, against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall Holder's cumulative, aggregate liability under this subsection 1.9.2, under Section 1.9.4, or under such sections together, exceed the net proceeds received by such Holder from the offering out of which such Violation arises.

                1.9.3. Promptly after receipt by an indemnified party under this Section l.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 except to the extent the failure to deliver notice prejudices its ability to defend such action. Any omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.9.

                1.9.4. If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                1.9.5. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. In addition, any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

                1.9.6. The obligations of the Corporation and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.10. Reports under Securities Exchange Act of 1934.  With a view to
                ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to:

                1.10.1. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public;

                1.10.2. take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective;

                1.10.3. file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

                1.10.4. furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Corporation that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Corporation), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.11. Assignment of Registration Rights.  The rights to cause the
                ---------------------------------
Corporation to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to, (i) in the case of any Holder that is a partnership, limited liability company or corporation, any current and former constituent partners, members, stockholders, affiliate funds and affiliates of that Holder, or (ii) in the case of any Holder, (x) a transferee or assignee of such securities who, after such assignment or transfer, holds at least twenty percent (20%) of the Holder's shares (as appropriately adjusted for all stock splits, dividends, combinations, reclassifications and other like transactions) of the Registrable Securities originally held by such transferring Holder, (y) a transferee or assignee who is a spouse, lineal descendant, adopted child, father, mother, brother or sister (each, a "Family Member") of Holder or (z) or to a trust, the beneficiaries of which are exclusively the Holder and/or Family Members, provided, in each case, that: (a) the Corporation is, within a reasonable time after such transfer, fumished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee of a holder of Registrable Securities, the holdings of "affiliates" (as defined in Rule 405 under the Act) of such holder, affiliated partnerships, constituent or retired partners of such partnerships (as well as Family Members of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with such partnership and its affiliated partnerships and other entities; provided, that, all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.12. "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
                ----------------------------
during the period of duration specified by the Corporation and an underwriter of common stock or other securities of the Corporation, following the effective date of the registration statement of the Corporation filed under the Act relating to its initial public stock offering, it shall not, to the extent requested by the Corporation and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities of the Corporation held by it at any time during such period except common stock included in such registration; provided, however, that:

                1.12.1. all officers and directors of the Corporation shall have entered into similar agreements;

                1.12.2. the Corporation uses its best efforts to obtain from persons who hold greater than five percent (5%) of the Corporation's outstanding capital stock, a lock-up agreement similar to that set forth in this Section 1.12; and

                1.12.3. such market stand-off time period shall not exceed ninety (90) days (or such period as reasonably requested by the Corporation's underwriters).

          Each Holder agrees to provide to the other underwriters of any public offering in which such Holder is selling Registrable Securities such further agreements as such underwriter may reasonably request in connection with this market stand-off agreement, provided that the terms of such agreements are substantially consistent with the provisions of this Section 1.12. In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          Notwithstanding the foregoing, the obligations described in this
Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction.

          1.13. Termination of Registration Rights.  The right of any Holder to
                ----------------------------------
request registration or to include Registrable Securities in any registration pursuant to this Section 1 shall terminate upon the earlier of (i) the date which is five (5) years after the date immediately prior to the closing of the initial public offering of the Corporation's Common Stock, or (ii) such date as a public trading market shall exist for the Corporation's Common Stock and all shares of Registrable Securities beneficially owned and subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period, provided that such Holder is not then an "affiliate" of the Corporation within the meaning of Rule 144 and such Holder owns less than I% of the then outstanding shares of Common Stock.

          1.14. Limitations on Subsequent Registration Rights.  From and after
                ---------------------------------------------
the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders of at least a majority of the ZSPN Registrable Securities and a majority of the Founders Registrable Securities then outstanding, enter into any agreement with any Holder or prospective holder of any securities of the Corporation granting registration rights with respect to such securities, unless under the terms of such agreement or as expressly provided in this Agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

          1.15. Co-Sale Rights.
                --------------

                1.15.1.  Transfer Notice.  If at any time a Founder proposes to
                         ---------------
transfer shares of capital stock of the Corporation or rights, options or other securities exercisable for or convertible into shares of capital stock of the Corporation (directly or indirectly) whether or not such right or option or other security is immediately exercisable or convertible (collectively, the "Equity Securities") to any person or entity pursuant to an understanding with such person or entity (a "Transfer"), then such Founder shall give the Corporation and each Holder written notice of the Founder's intention to make the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the Equity Securities to be transferred (the Offered Equity Securities"), (ii) the identity of the prospective transferee(s) and (iii) the consideration and material terms and conditions upon which the proposed transfer is to be made. The Transfer Notice shall include a copy of any written proposal, term sheet or letter or intent or other agreement related to the proposed Transfer.

                1.15.2.  Right to Participate.  Each Holder which notifies the
                         --------------------
Founder proposing to make a transfer in writing within thirty (30) days after receipt of the Transfer Notice shall have the right to participate in the sale of the Equity Securities on the same terms and conditions as specified in the Transfer Notice (such proposed terms and conditions, a "Purchase Officer"). To the extent a Holder exercises such right of participation in accordance with the terms and conditions set forth below, the number of Equity Securities that the Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation of the Holders shall be subject to the following terms and conditions.

                         (a)    Each Holder may sell all or any part of that
number of Equity Securities equal to the product obtained by multiplying the aggregate number of Holder Equity Securities covered by the Purchase Offer by a fraction, (x) the numerator of which shall be the number of Equity Securities (on an as-converted, as exercised fully-diluted basis) at the time owned by such Holder and (y) the denominator of which shall be the number of shares of Equity Securities (on an as-converted, as-exercised fully-diluted basis) at the time owned by all Holders electing to participate in the sale and all Founders participating in the sale.

                         (b)    Each Holder may effect its participation in the
sale by delivering to the Founder, for transfer to the prospective transferee(s) identified in the Transfer Notice, one or more certificates, properly endorsed for transfer, that represents the number of Equity Securities that the Holder elects to sell pursuant to this Section 1.15.

                         (c)    To the extent that any prospective transferee(s)
identified in the Purchase Notice prohibit such exercise of co-sale rights or otherwise refuse to purchase Equity Securities from a Holder exercising its co-sale right hereunder, the Founder shall not sell to such prospective transferee(s) any Equity Securities unless and until, simultaneously with such sale, the Founder shall purchase such Equity Securities from such Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

                1.15.3.  Mechanics of Transfer.  The assignment or stock
                         ---------------------
certificates that the Holders deliver to the Founder pursuant to this Section
1.15 shall be transferred by such Founder to the prospective transferee(s) identified in the Transfer Notice in consummation of the sale of the Founder's Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Founder shall promptly thereafter remit to each of the Holders participating in the sale that portion of the sale proceeds to which each Holder is entitled by reason of its participation in such sale. In the event that less than all the Equity Securities represented by such assignment separate from certificate or the shares represented by such a stock certificate are sold pursuant to this Section 1.15, the Founder shall instruct the Corporation to issue a new certificate to the Holder representing the shares not sold.

                1.15.4.  No Effect on Subsequent Rights.  The exercise or
                         ------------------------------
non-exercise of the rights of any Holder hereunder to participate in one or more sale of the Founder's Equity Securities made by a Founder shall not adversely affect the Holder's rights to participate in subsequent sales of Equity Securities by a Founder.

                1.15.5.  Termination.  The provisions of this Section 1.15 shall
                         -----------
terminate and be of no further force or effect immediately prior to the closing of a public offering of the Corporation's common stock with total gross offering proceeds to the Corporation in excess of $50 million.

     20   Miscellaneous.
          -------------

          2.1.  Successors and Assigns.  Except as otherwise provided herein,
                ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          2.2.  Governing  Law.  This Agreement shall be governed by and
                --------------
construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions of the State of Delaware or any other state.

          2.3.  Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          2.4.  Titles and Subtitles.  The titles and subtitles used in this
                --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          2.5.  Notices.  Except as otherwise provided herein, all notices and
                -------
other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of confirmed facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to a Holder, at such Holder's address as set forth on Exhibit "A" hereto and (ii) if
                                                 -----------
to the Corporation, at the address of its principal corporate offices (attention: Secretary), or at such other address as a party may designate by ten
(10) days' advance written notice to the other party pursuant to the provisions above.

          2.6.  Expenses.  Except as otherwise provided herein, if any action at
                --------
law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          2.7.  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation, the holders of a majority of the ZSPN Registrable Securities then outstanding, and the holders of a majority of the Founders Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Corporation.

          2.8.  Aggregation of Stock.  All Shares held or acquired by entities,
                --------------------
partnerships, former partnerships or "affiliates" (as defined in Rule 405 under the Act) of a Holder or Family Members of such Holder, or trusts the beneficiaries of which are affiliated entities or persons and/or Family Members of such Holder (collectively, "Affiliates") shall be aggregated together for the purpose of determining the availability or discharge of any rights of such Holder under this Agreement. Any Affiliate or Affiliate group shall be entitled to designate one person as representative of such group for the purpose of exercising any right or undertaking any obligation of such group hereunder (including without limitation voting any Shares held by any such Affiliate or member of any such Affiliate group), and the Corporation shall be entitled to rely on the representative for such purposes.

          2.9.  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          2.10.  Entire Agreement: Amendment: Waiver.  This Agreement (including
                 -----------------------------------
the exhibits hereto, if any) constitutes the full and entire understanding and Agreement between the parties with regard to the subjects hereof and thereof.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

Corporation         ENTRAVISION COMMUNICATIONS CORPORATION


                    By:
                       ---------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer


                    By:
                       ---------------------------------------------------------
                         Philip C. Wilkinson, President and Chief Operating Officer

Company             ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.


                    By:
                       ---------------------------------------------------------
                         Walter F. Ulloa, Chairman, Chief Executive Officer
                         and Managing Member


                    By:
                       ---------------------------------------------------------
                         Philip C. Wilkinson, President, Chief Operating Officer and Managing Member

ZSPN                Z-SPANISH MEDIA CORPORATION


                    By:
                       ---------------------------------------------------------
                    Name:
                         -------------------------------------------------------
                    Title:
                          ------------------------------------------------------

           [Counterpart Signature Page to Investor Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

Individual ZSPN Investor                  Non-Individual ZSPN Investor


---------------------------------         ----------------------------------
Signature                                 Print Company Name


                                          By:
---------------------------------            -------------------------------
Print Name                                    Signature

Address:
        -------------------------         ----------------------------------
                                          Print Name and Title
---------------------------------
                                          Address:
                                                  --------------------------

                                          ----------------------------------

           [Counterpart Signature Page to Investor Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

                              Founder


                              -----------------------------------------------
                              Signature

                              Print Name:
                                         ------------------------------------


           [Counterpart Signature Page to Investor Rights Agreement]

                                  EXHIBIT "A"

                            REGISTRABLE SECURITIES
                            ----------------------

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
Walter F. Ulloa                   2425 Olympic Boulevard, Suite 6000 West           10,599,517       B
                                  Santa Monica, California  90404

The Walter F. Ulloa               2425 Olympic Boulevard, Suite 6000 West              889,848       B
Irrevocable Trust of 1996         Santa Monica, California  90404

Philip C. Wilkinson               2425 Olympic Boulevard, Suite 6000 West            1,174,717       B
                                  Santa Monica, California  90404

The Wilkinson Family Trust        2425 Olympic Boulevard, Suite 6000 West            9,424,800       B
                                  Santa Monica, California  90404

The 1994 Wilkinson                2425 Olympic Boulevard, Suite 6000 West              889,848       B
Children's Gift Trust             Santa Monica, California  90404

Paul A. Zevnik                    1299 Pennsylvania Avenue, N.W.                     2,162,621       B
                                  Ninth Floor
                                  Washington D.C. 20004

The Paul A. Zevnik                1299 Pennsylvania Avenue, N.W.                       800,666       B
Irrevocable Trust of 1996         Ninth Floor
                                  Washington D.C. 20004

Richard D. Norton                 11900 Olympic Boulevard, Suite 590                 1,443,181       A
                                  Los Angeles, California 90064

Norton Properties Limited         c/o Richard D.  Norton                               234,889       A
Partnership                       11900 Olympic Boulevard, Suite 590
                                  Los Angeles, California 90064

Yrma G. Rico                      777 Grant Street, Suite 110                        1,141,176       A
                                  Denver, Colorado 80203

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
The Carol K. Luery Revocable      c/o  Entravision Communications Corporation        1,052,572       A
Trust                             2425 Olympic Boulevard, Suite 6000 West
                                  Santa Monica, California  90404

Lawrence E. Safir                 1800 South Main Street                               922,828       A
                                  McAllen, Texas  78503

Jeanette Tully                    2425 Olympic Boulevard, Suite 6000 West              240,737       A
                                  Santa Monica, California  90404

Bram Watkins                      c/o  Entravision Communications Corporation           82,195       A
                                  2425 Olympic Boulevard, Suite 6000 West
                                  Santa Monica, California  90404

The Zevnik-Harvard Fund           1299 Pennsylvania Avenue, N.W.                        85,000       B
                                  Ninth Floor
                                  Washington D.C. 20004

The Zevnik Charitable             1299 Pennsylvania Avenue, N.W.                        13,821       B
 Foundation                       Ninth Floor
                                  Washington D.C. 20004

LJ Holdings, L.L.C.               c/o  Entravision Communications Corporation           76,500       A
                                  2425 Olympic Boulevard, Suite 6000 West
                                  Santa Monica, California  90404

The Zevnik Family L.L.C.          1299 Pennsylvania Avenue, N.W.                     1,736,516       B
                                  Ninth Floor
                                  Washington D.C. 20004

Jeanette Tully                    11900 Olympic Boulevard, Suite 590                   245,276       A
                                  Los Angeles, California 90064

                                    Page-2-

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
Univision Communications          1999 Avenue of the Stars                          21,983,392       C
Inc.                              Los Angeles, California 90067

Yrma G. Rico                      777 Grant Street, Suite 110                            5,100       A
                                  Denver, Colorado 80203

Russell Sakamoto                  11900 Olympic Boulevard, Suite 590                    10,625       A
                                  Los Angeles, California 90064

Sonny Cavasos                     101 West Xanthisma                                     8,500       A
                                  McAllen, Texas  78504

Roy Piwinski                      2040 Ivar Avenue                                       6,800       A
                                  Los Angeles, California

Maria Navarro                     3835 Scandia Way                                       4,250       A
                                  Los Angeles, California  90065

Kenneth D. Polin                  101 West Broadway, 17/th/ Floor,                      14,450       A
                                  San Diego, California 92101

Michael G. Rowles                 101 West Broadway, 17/th/ Floor                        8,500       A
                                  San Diego, California 92101

Jorge Alonso                      Reforma 300                                           10,200       A
                                  Colonia Juarez
                                  Mexico, DF  06600

Gabriel Quiroz                    P.O. Box 12268                                         9,350       A
                                  Las Vegas, Nevada

David Candelaria                  5223 Sterling                                          9,350       A
                                  El Paso, Texas

Carlos Ramos, Jr.                 P.O. Box 2645                                          5,950       A
                                  Carmel, California  93921

                                    Page-3-

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
Luis Hernandez                    7600 Eagle Rock NE                                     9,350       A
                                  Albuquerque, New Mexico  87111

Antonio Billet                    72600 Fred Waring, #2301                               7,650       A
                                  Palm Desert, California

Aracely de Leon                   4921 Chatfield                                         7,650       A
                                  Corpus Christi, Texas  78413

Rudy Guernica                     10806 Dayflower Court                                  5,950       A
                                  Reston, Virginia  22091

Carlos Sanchez                    2815 Camino del Rio South #353                         7,650       A
                                  San Diego, California 92101

Sam Fuller                        1320 S Monaco Parkway, #3C,                            5,525       A
                                  Denver, Colorado

Mike Flynn                        11569 Cypress Canyon Park Drive                        5,525       A
                                  San Diego, California  92131

Eric Gams                         110 West. Curtis                                       5,100       A
                                  Salinas, California  93906

John Burton                       1204 Cerrito Alegre                                    5,100       A
                                  El Paso, Texas

Joel Olivarez                     2312 Country Lane                                      5,525       A
                                  Mission, Texas

Margarita Wilder                  2920 Burton S.E.                                       5,950       A
                                  Albuquerque, New Mexico

Timothy Foster                    2422 High Vista                                        5,100       A
                                  Henderson, Nevada

Alberto Mier Y Teran              10913 Chardonnay Place                                 5,525       A
                                  San Diego, California

Diana De Lara                     20 Williamsburg                                        5,100       A
                                  El Paso, Texas

                                    Page-4-

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
Natalie Quaratino                 15000 Zuni Street                                      5,100       A
                                  Broomfield, Colorado

William Rosales                   3601 N. Bicentennial #42                               5,100       A
                                  McAllen, Texas

Lyndora Valdez                    7733 Inca Avenue                                       5,100       A
                                  El Paso, Texas

Bob Morrison                      5319 Vista Bonita N.E.                                 2,550       A
                                  Albuquerque, New Mexico

Sam Calaway                       618 17/th/ Street                                      2,125       A
                                  Pacific Grove, California  93950

Emma Atencio                      c/o  Entravision Communications Corporation            4,250       A
                                  2425 Olympic Boulevard, Suite 6000 West
                                  Santa Monica, California  90404

Jose Sevilla                      123 West Olive Drive, #3                               2,125       A
                                  San Ysidro, California

Zoltan Csanyi                     6817 Pasatiempo                                        2,125       A
                                  El Paso, Texas

Florencia Cano                    1408 North 29/th/                                      2,125       A
                                  McAllen, Texas

Annie Doucet                      5770 Ruffin Road                                       2,125       A
                                  San Diego, California 92123

Mary Salazar                      10925 Palm Boulevard, #7                               1,700       A
                                  Los Angeles, California  90034

Irmgard DiMery                    432 Bird Avenue                                        2,125       A
                                  El Paso, Texas  79922

Marisol Silva                     7134 Cloverlawn Drive                                  1,700       A
                                  Paramount, California

                                    Page-5-

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
Alex Labrie                       2610 Santiago                                          2,550       A
                                  Santa Ana, California

Entravision Educational           c/o  Entravision Communications Corporation           16,201       A
Scholarship Fund                  2425 Olympic Boulevard, Suite 6000 West
                                  Santa Monica, California  90404

     ZSPN Stockholders
Bustos Asset Management,          1436 Auburn Boulevard                                    534       A
L.L.C.                            Sacramento, California 95815

TSG Associates II, Inc.           c/o Darryl B. Thompson                                    51       A
                                  177 Broad Street, 12/th/ Floor
                                  Stanford, Connecticut  06901

TSG Associates II, LLC            c/o Darryl B. Thompson                                    16       A
                                  177 Broad Street, 12/th/ Floor
                                  Stanford, Connecticut   06901

Bustos Asset Management,          c/o Z-Spanish Media Corporation                    1,881,037       A
 L.L.C.                           1436 Auburn Boulevard
                                  Sacramento, California 95815

TSG Capital Fund II, L.P.         c/o Darryl B. Thompson                             1,697,462       A
                                  177 Broad Street, 12/th/ Floor
                                  Stanford, Connecticut  06901

CIBC                              c/o Z-Spanish Media Corporation                       15,564       A
                                  1436 Auburn Boulevard
                                  Sacramento, California 95815

John Vuko                         c/o Z-Spanish Media Corporation                        7,289       A
                                  1436 Auburn Boulevard
                                  Sacramento, California 95815

TSG Capital Fund III, L.P.        c/o Darryl B. Thompson                               753,940       A
                                  177 Broad Street, 12/th/ Floor
                                  Stanford, Connecticut 06901

                                    Page-6-

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
TSG Ventures, L.P.                c/o Darryl B. Thompson                               116,572       A
                                  177 Broad Street, 12/th/ Floor
                                  Stanford, Connecticut 06901

John Vuko                         c/o Z-Spanish Media Corporation                       17,187       A
                                  1436 Auburn Boulevard
                                  Sacramento, California 95815

City National Corporation         c/o Z-Spanish Media Corporation                       61,433       A
                                  1436 Auburn Boulevard
                                  Sacramento, California 95815

UnionBanCal Equities, Inc.        445 South Figueroa Street                             49,147       A
                                  Los Angeles, California  90071

John Bustos                       c/o Z-Spanish Media Corporation                      446,375       A
                                  1436 Auburn Boulevard
                                  Sacramento, California 95815

Salvador H.  Campos               103 Reves Way                                        115,902       A
                                  Folsom, California

Mark S.  Paretchan                c/o Z-Spanish Media Corporation                       15,453       A
                                  1436 Auburn Boulevard
                                  Sacramento, California 95815

Elias G. Conde                    3436 Dixieland Way                                    15,453       A
                                  Rancho Cordova, California

Gonzalo Siles                     1135 Dickens Lane                                     15,453       A
                                  Naperville, Illinois

Rafael Vasquez                    5619 Tamarindo Lane                                   15,453       A
                                  Elk Grove, California

Chancellor Media Corp.  of        c/o Z-Spanish Media Corporation                      753,956       A
 Los Angeles                      1436 Auburn Boulevard
                                  Sacramento, California 95815

                                    Page-7-

Investor Name                                       Address                         Shares of      Class
-------------                                       -------                          Common        -----
                                                                                     Stock
                                                                                    ---------
TSG Capital Fund II, L.P.         c/o Darryl B. Thompson                               743,466       A
                                  177 Broad Street, 12/th/ Floor
                                  Stanford, Connecticut 06901

Bank of Montreal                  430 Park Avenue                                       71,973       A
                                  New York, New York  10022

Peter Davidson                    43 Pierre point Street                                41,071       A
                                  Brooklyn, New York  11201

Glenn Emanuel                     14400 Firestone Blvd.                                308,368       A
                                  La Mirada, California 90638

Arthur R. Rockwell                4931 Biloxi Avenue                                    44,746       A
                                  North. Hollywood, California

                                    Page-8-